Supplement to the
Fidelity® Fund
August 20, 2001
Prospectus

The following information replaces the biographical information found in the "Fund Management" section on page 16.

John Avery is vice president and manager of Fidelity Fund, which he has managed since February 2002. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Avery has worked as a research analyst and manager.

FID-02-01 February 13, 2002
1.712065.105

Supplement to the
Fidelity® Fund
August 20, 2001
Prospectus

The following information replaces the biographical information found in the "Fund Management" section on page 12.

John Avery is vice president and manager of Fidelity Fund, which he has managed since February 2002. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Avery has worked as a research analyst and manager.

FID-02-01L February 13, 2002
1.737886.104